
Our trusted care network,
in you your hometown.

American CareSource Holdings, Inc.

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THE CARE YOU NEED, *right now.*

Investor Presentation

March 2016

Safe Harbor Statement

Any statements that are not historical facts contained in this presentation (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," and "estimates"), including with respect to the Company's plans, objectives and expectations for future operations, projections of the Company's future operating results or financial condition, and expectations regarding the healthcare industry and economic conditions, are forward-looking statements. Substantial risks and uncertainties could cause actual results or future events to differ materially from those indicated by such forward-looking statements, including, but not limited to, our ability to attract and maintain patients, clients and providers and achieve our financial results; our ability to raise additional capital to meet our liquidity needs; changes in national healthcare policy, federal and state regulation, including without limitation the impact of the Patient Protection and Affordable Care Act, the Health Care and Educational Affordability Reconciliation Act and medical loss ratio regulations; our intent to consummate the Medac Asset Acquisition; our ability to complete the disposition of our ancillary network business to HealthSmart; general economic conditions, including economic downturns and increases in unemployment; our ability to successfully implement our growth strategy for the urgent and primary care business; our ability to identify, acquire and integrate target urgent and primary care centers; increased competition in the urgent and primary care market; our ability to recruit and retain qualified physicians and other healthcare professionals; reduction in reimbursement rates from governmental and commercial payors; lower than anticipated demand and other risk factors detailed from time to time in the Company's filings with the Securities and Exchange Commission (the "SEC"). Except as otherwise required by law, the Company undertakes no obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of this presentation.

Because this presentation is a summary, it does not contain all of the information you should consider before investing in our common stock. Before you invest, you should carefully read the preliminary prospectus, the registration statement and any other documents incorporated by reference therein for more complete information about us and this proposed public offering before investing in our common stock. You may obtain these documents free of charge by searching the SEC online database (EDGAR) on the SEC web site at http://www.sec.gov.

Presenter

- Adam Winger – President & CEO
  - Past Interim CFO, VP of Acquisitions, and General Counsel
  - CPA, JD – KPMG & Baker, Donelson Law Firm
  - 6+ years in the urgent care industry
  - Over 25 urgent care transactions completed

Executive Summary

- Urgent Care Business
  - Owner and operator of convenient, affordable, and comprehensive medical care centers
  - Patient-centered care for busy families and employers
  - Retail approach to medical care
  - After hours, 7 days a week, 360 days a year, with no appointment
  - High-growth strategy in large, fragmented industry

Opportunity

- Publicly-traded, pure-play urgent care consolidator
  - Exiting legacy business
- Aggressive development and acquisition strategy planned
  - 51 centers by end of 2017
- Expansive, fragmented, and growing industry
  - ~ 9,000 urgent care centers in U.S. in 2013
  - 71% of 2012 operators owned 1-2 centers
- Attractive arbitrage opportunity
  - $550K investment in new center can yield $3.2mil of enterprise value
  - Acquisition targets of small operators @ 4x-5x EBITA multiples
  - Recent large operator purchase @ multiples between 10x-15x EBITA
- Committed Board and Investor Base

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Model Clinic Profile

Model Clinic P&L	
Net Revenue	$ 1,403,000
Fixed Costs (salaries, wages and rent)	(743,000)
Other Operating Expense	(338,000)
EBITDA	$ 323,000
Profit Margin	23%

- Key Assumptions
  - 33 patients per day
  - Clinic open 360 days per year
  - Net reimbursement rate of ~$118 per patient

Model

Year	# of Centers	Per-Center EBITDA	Total EBITDA	Corp Overhead	Total EBITDA
2016[1]	25	$160,000	$4,000,000	$5,450,000	($1,450,000)
2017[2]	51	$242,250	$12,354,750	$6,600,000	$5,754,750
2018[3]	81	$323,000	$26,163,000	$7,750,000	$18,413,000



$18.41 million
$ 5.75 million
($1.45) million
25
51
81

Notes and Assumptions:

- [1] EBITDA of each clinic at 50% of model-clinic EBITDA
- [2] EBITDA of each clinic at 75% of model-clinic EBITDA
- [3] EBITDA of each clinic at 100% of model-clinic EBITDA
  - Assumes sites treat 33 patients per day
  - Excludes transaction expenses, integration expenses, development or ramp-up costs attributable to new centers, and all other capital expenditures.

** All numbers and dollar amounts are presented on an annualized, run-rate basis and represent target financial performance. **There can be no assurance that the Company will be able to acquire or open centers as planned or that the performance targets will be met.***

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Expansive, Fragmented & Growing Industry

- Over 9,000 centers in 2013, with approximately 12,000 centers projected by 2018
- In 2013, the four largest operators accounted for 1% of industry revenue
- In 2012, 71% of centers are owned by operators with two or fewer sites
- Ripe for well-capitalized roll-up

Compound Annual Growth Rate of Revenue 6.3% since 2003



Growth of the Urgent Care Sector
Revenue
Sites
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
5,687
5,989
6,502
6,995
7,608
8,066
8,396
8,700
9,022
9,429
9,699
10,434
10,903
11,350
11,714
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Revenue ($mm)
Sites

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Sources: Urgent Care Association of America; IBISWorld Industry Report 2013

Competitive Advantages

- Advantages Over the Emergency Room
  - Shorter wait times
  - More affordable
  - More conveniently located
  - Organizational focus on patient experience

	Emergency Room	Urgent Care
Total Time in Facility	4 hours	1 hour*
Gross Cost of Care	$922	$215

- Advantages Over Traditional Primary Care
  - Immediate access – no appointment
  - Extended hours – open evenings, weekends, holidays
  - More conveniently located

**90% of patients wait less than 30 minutes to see a Physician*

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Our Locations

- Southeastern Focus
- 13 Convenient Locations
  - Alabama = 3
  - Florida = 2
  - Georgia = 2
  - North Carolina = 4
  - Virginia = 2
- Locally Clustered Clinics
  - Promotes staffing efficiencies
  - Marketing economies of scale
  - Developed through de novo expansion



Cincinnati
Louisville
Washington
Richmond
Virginia Beach
Nashville
Knoxville
Greensboro
Wilmington
Birmingham
Atlanta
Charleston
Savannah
Tallahassee
Jacksonville
Orlando

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Our Services & Customers

Service Mix


70%
10%
20%
Urgent Care
Employer - Occupational Medicine
Basic Primary Care

Patient Mix


70%
5%
12%
12%
1%
Insured Patients
Self-Pay, Uninsured
Employer - Occupational Medicine
Medicare
Medicaid (AL Only)

Growth Strategy

- Three-Pronged Approach to Growth
  - De Novo
  - Acquisition
  - Same Store Growth

Projected Number of Centers

Year	Acquisitions	De Novo	Total Centers
2016	4	10	25
2017	8	18	51
2018	10	20	81

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De Novo Strategy

Target De Novo

- Site Selection
  - Complementary locations in existing markets
  - Access to extensive database of urgent care competitors
  - Numerous sites already under review

- Target Retail Space
  - Free standing, build-to-suit construction
  - End cap strip mall location
  - High visibility, ease of access, high traffic counts
  - “Moms” pass the site multiple times per week

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De Novo Strategy

- De Novo Financial Profile
  - Key assumptions
    - 3.500 – 4.500 square feet
    - 6 exams rooms
    - Exit value = 10x EBITA of $320,000
    - Opportunity for reduction with real estate development partner

Projected Financial Profile	
Capital Expenditure	$350,000*
Working Capital	$200,000
Time to Break Even	~12 Months
Per De Novo Exit Contribution	$2.65 million
ROI	482%

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Acquisition Strategy

Target Acquisition Profile

- General: 1-4 clinic chains in the southeast
- Financial Profile & Pricing
  - Per-site revenue: $1.0 – $1.5mil
  - 10-15% profit margins
  - Purchase price multiples in 4x-5x EBITA range
- Recent Indicative Transactions
  - 10/14 – HCA acquired Dallas-based CareNow
  - 01/15 – Welsh Carson acquires Concentra
  - 02/15 – United Health (Optum) acquires MedExpress
  - 05/15 – ABRY Partners acquired FastMed Urgent Care
  - 01/16 – United Surgical Partners Intl. acquires CareSpot

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Same Store Organic Growth

Same Store Organic Growth

- Targeted marketing and advertising
- Broaden service offerings
- Increase insurance reimbursement
- Improved physician recruitment
- Implement best practices across platform

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2016 Operational Objectives

Go › Forward

FOCUS, TRANSPARENCY, ACCOUNTABILITY

- Three Core Areas of Focus
  - Patient volume
  - Staffing efficiencies
  - Coding accuracy



Growth . . .
Profitability . . .
Controls . . .

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2016 Financial Goals

- $1.7 million clinic-level EBITDA
- Over $2 million reduction in corporate overhead
- Growth:
  - De Novos: 8-10 centers
  - Acquisitions: 4-6 centers
  - Estimated capital need: $13-$15 million
- Break even on a run-rate basis by year-end

Go Forward

FOCUS, TRANSPARENCY, ACCOUNTABILITY

Selected Financials



Urgent Care Net Revenues1,2,3
All data in ($000's)
6,000
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
1,107
2,325
2,672
1,980
2,354
2,063
2,225
3,303
09/30/2014
12/31/2014
03/31/2015
06/30/2015
9/30/2015
Medac
GNOW

1 2015 figures presented on a pro forma basis, including the effects of the Medac Asset Acquisition.
2 The first and fourth quarters are typically our higher patient volume quarters as winter months see a higher occurrence of influenza, bronchitis, pneumonia and similar illnesses
3 Unaudited

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Capital Structure

Pro Forma as of 9/30/2015*	Shares	% of Total
Common Stock, Issued and Outstanding	16,595,134	54.0%
Equity Awards-Stock Options[1]	948,650	3.1%
Warrants[2]	13,167,397	42.9%
Fully-Diluted Shares Outstanding	30,711,181	100.0%

[1] Weighted average exercise price of $2.96.

[2] Weighted average exercise price of approximately $0.92.

** Pro Forma data gives effect to the issuance and sale by the Company on December 9, 2015 of (i) 9,642,857 shares of Common Stock, (ii) immediately exercisable five-year warrants to purchase 11,085,175 shares of Common Stock with an exercise price of $0.875 per share, (iii) 750 shares of Series A Convertible Preferred Stock each convertible into 1,429 shares of the Company's Common Stock and (iv) options to purchase 300,000 shares of Common Stock granted to certain executive officers and employees in connection with the offering. Does not give effect to equity awards made by the Company on January 18, 2016 to its new President and Chief Executive Officer and new Chief Operating Officer.*

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Summary

- Only publicly-traded, pure-play urgent care company
- Aggressive de novo and acquisition strategy
- Highly attractive arbitrage opportunity
- Experienced board and management team